GUARANTY

                  GUARANTY dated __________, 1997 by Nunzio P. DeSantis, an individual with an address at 215 Central NW, Suite 3B, Albu- querque, NM 87102 ("Guarantor"), in favor of CASINO-CO CORPORATION, a Nevada corporation with an address at 2805 Ashworth Circle, Las Vegas, NV 89107, New Jersey 0722-1540 ("Lender").

                                   BACKGROUND

                           Guarantor is a stockholder of NPD, Inc., a Delaware
corporation ("NPD"). NPD is indebted to Lender under the Promissory Note of NPD (the "Note") dated of even date herewith issued to Lender under and pursuant to a Loan Agreement dated of even date herewith between NPD and Lender (the "Loan Agreement"). As an inducement to Lender to enter into the Loan Agreement and to make the loan to NPD thereunder and under the Note, Guarantor has agreed to execute and deliver to and in favor of Lender this Guaranty, pursuant to which Guarantor agrees to guarantee the Obligations (as defined herein), subject to and in accordance with the terms and conditions of this Guaranty. The debts, liabilities and obligations of NPD to Lender under the Loan Agreement, the Note and the Security Agreement (as defined in the Loan Agreement), any and all expenses which may be paid or incurred by the Lender in collecting any or all of the foregoing and/or enforcing any rights under this Guaranty, whether matured or unmatured, absolute or contingent, direct or indirect, sole, joint or several, are hereinafter collectively referred to as the "Obligations."

                           NOW THEREFORE, in consideration of the foregoing and
of the covenants and mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and intending to be legally bound, Guarantor agrees as follows:

                           13.   Guaranty.  Guarantor hereby unconditionally and
irrevocably guarantees to Lender and its successors and assigns the full and prompt payment and performance of all of the Obligations. Guarantor's liability under this Guaranty to pay the Obligations shall be absolute, irrevocable and unconditional irrespective of:

                                    (i)   any lack of validity or enforceability
                                           of, or any rejection of or attempt to
                                       reject, the Loan Agreement, Note, Securi-
                                         ty Agreement, or any other agreement or
                                         instrument relating thereto, or any de-
                                          lay, failure or omission to enforce or
                                        agreement not to enforce, or the stay or
                                        enjoining by order of a court, by opera-
                                       tion of law or otherwise, of the exercise
                                        of any right with respect to the forego-
                                           ing (including, in each case without

T:\DSL\GUARANTY.PV2
                                                     - 28 -
                                        limitation, as a result of the insolven-cy, bankruptcy or reorganization of NPD or any other person or entity;

                                    (ii)    any  change  in any term of,  all or
                                            any of the Obligations, or any other
                                            amendment   or   waiver  of  or  any
                                            consent to a departure from the Loan
                                            Agreement,  Note, Security Agreement
                                            or   other    instrument    relating
                                            thereto;

                               (iii)any insolvency, bankruptcy,  reorganization,
                                    arrangement,    composition,    liquidation,
                                    dissolution  or  similar   proceedings  with
                                    respect to NPD;

                              (iv)    except as provided in Paragraph 2 hereof,
                                        any failure, neglect or omission on the
                                            part of any person or entity to give
                                         Guarantor or any other person or entity
                                        notice of any default in the payment of
                                       any amount or Obligation guaranteed here-
                                           under, or any act or omission by any
                                       person or entity that destroys or impairs
                                        any right of Guarantor to be subrogated
                                       to the rights, claims or defenses of any
                                            other person or entity;

                                    (v)     any  claim,  set-off,  counterclaim,
                                            defense   or  other   rights   which
                                            Guarantor  may  have at any time and
                                            from  time  to  time   against  NPD,
                                            whether  in  connection   with  this
                                            transaction    or   any    unrelated
                                            transaction; or

                                    (vi)    any merger or  consolidation  of NPD
                                            into or with any other  corporation,
                                            or,  except  as  expressly  provided
                                            herein,  any sale, lease or transfer
                                            of any of the  assets  of NPD to any
                                            other person or entity or any change
                                            in the ownership of NPD.


                           14.    Notice to Guarantor.  Notwithstanding anything
to the contrary contained in this Guaranty, no payment shall be due from Guarantor with respect to the Obligations until a written demand by Lender, for payment thereof shall have been made upon Guarantor and 10 business days shall have elapsed after receipt by Guarantor of such demand.

                           15.     Waiver; Cumulative Rights.  No failure on the
part of Lender to exercise, and no delay in exercising, any right,

                                                    - 29 -
T:\DSL\GUARANTY.PV2
                                                     - 29 -
remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy, or power hereunder preclude any other or future exercise of any other right, remedy, or power. Each and every right, remedy, and power hereby granted to Lender or allowed it by any other agreement or guarantee shall be cumulative and not exclusive of any other waivers set forth herein. No waiver of any provision of this Guaranty and no consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the party giving such consent or waiver, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Except for the notice specified in Paragraph 2 of this Guaranty, no notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances.

                           16.      Waiver by the Guarantor.  Guarantor uncondi-
tionally waives, to the extent permitted by law, promptness, diligence, demand, presentment, protest, notice of acceptance, notice of nonperformance and any other notice (except as provided in Paragraph 2 hereof) with respect to any of the Obligations and this Guaranty and any requirement that Lender or any other person protect, secure, perfect or insure any security interest or lien or any property subject thereto.

                           17.      Subrogation.  Notwithstanding any payment or
payments made by or for the credit or account of Guarantor, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against NPD or any collateral security or guarantee or right of offset held by Lender for the payment of the Obligations, nor shall Guarantor seek any reimbursement from NPD in respect of payment made by Guarantor hereunder until all amounts due and owing Lender under the Note shall have been fully paid. After such payment in full, Guarantor shall be subrogated to such rights of Lender pari passu with any other guarantors of the obligations arising under the Note to the extent that such guarantors have made payment or payments on account of such obligations.

                           18.   CHOICE OF LAW.  THIS GUARANTY SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA (WITHOUT REGARD FOR THE CHOICE OF LAW PROVISIONS THEREOF).

                           19.      Addresses for Notices.  All notices or other
communications required or permitted hereunder shall be in writing and shall be deemed to be given or delivered when delivered personally, or upon the third business day following deposit by registered or certified mail, or on the first business day following delivery by overnight courier addressed as set forth in the preamble of this Guarantee or to such other address as shall be designated by such party in a prior written notice to the other party.


                                                    - 30 -
T:\DSL\GUARANTY.PV2
                                                     - 30 -

                           20.     Assignment.  Neither Lender nor Guarantor may
assign any of its rights or obligations hereunder except with the prior written consent of the other, which consent may be withheld for any reason.

                           21.      Modification; Amendment.  No modification of
or amendment to this Guaranty shall be effective unless the same shall be in writing and signed by both Guarantor and Lender.

                           IN WITNESS WHEREOF, this Guaranty has been duly
executed and delivered by Guarantor to Lender as of the date first above written.

                                                        ------------------------
                                                             Nunzio P. DeSantis,

Attest:  ___________________

                                                    - 31 -
T:\DSL\GUARANTY.PV2
                                                     - 31 -